Exhibit 99.1

Segment
Automotive
25%
Communications
22%
Other
11%
Computer
27%
Electronic
Components
 and
Sensors
Electronics
Manufacturing
Services
Markets
Industrial &
Medical
15%
42%
58%
25%
7%
1%
8%
26%
3%
15%
1%
14%
Based on Last Four Quarters
Through September 2006
Segment
Defense & Aerospace
Security
Consumer
Segments and Markets

- Automotive Sensors
- Electronic Components
Electronics Manufacturing Services
13 - 15%
3  -  6%
6 - 8%
7  -  10%
 Annual Sales Growth
Overall Organic Growth Target
Product/Market Area
(2005 - 2008)
Components & Sensors:
9 - 11%
Business Growth Targets

Target
Captured
9
13
16
30
49
74
65
97
74
2003
2004
2005
2006
2007
2008
2009

TOYOTA

Everywhere. Every Day.

Awarded 50 Platforms
Industry trend is to adopt integrated
pedals for increased control with
reduced costs.
Total
Available
Market
(Including Pedal Sensors)
$150
$223
$266
$361
$381
$305
CTS Accelerator Pedal Modules Offer
Performance, Quality and Cost Advantages
 CTS Sales $ in Millions
$400
Actual
Accelerator Pedal Module

191
136
78
2004
2005
2006E

Everywhere. Every Day.

OCXO
 RF
   Module
Filter
WiMAX
Optical Networking
Telematics
Cellular
Repeaters
Wireless
Base Station
Satellite
Communications
Design Wins
Electronic Components –
Communications Infrastructure

CTS CORPORATION

Higher Manufacturing Content
Prototype & quick turn
Aerospace & Military
Medical
Telecom
Industrial instrumentation & security
Computer workstations
High end servers & storage systems
LAN routers
PC's
Consumer electronics

% of Sales
Customer concentration declining
2004
Current

11%
12%
6%
1%
27%
43%

Everywhere. Every Day.

Growth Focused on High Margin Segments
95%
69%
Top 5 EMS Customers
Communications
Other
Industrial
Medical
Computer
 2006 Sales (9 mos.)
Aerospace/
Defense
More Complex
Less Complex
High Volume
/ Low Mix
Low Volume
/ High Mix
CTS
Markets
EMS Business

CTS CORPORATION

19.1%
16.9%
15.3%
13.5%
2002
2003
2004
2005
Target 2008-2009

Everywhere. Every Day.

Expense Leverage Contributing to Earnings Growth
12.5%
13.0%
Adjusted Operating Expenses
(Percent of Sales)

CTS CORPORATION

24%
20%
16%
12%
8%
Percent of Sales
20%
14%
1999
2000
2001
2002
2003
2004
2005

15%
10%
5%
0%
Percent of Sales
1999
2000
2001
2002
2003
2004
2005

Everywhere. Every Day.

Capital Expenditures
Normal Level
3%
Controllable Working Capital*
Target
13%
* Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.
Efficient Utilization of Capital
4%
Balance Sheet Management

CTS CORPORATION

39.6
72.8
122.1
159.0
2003
2004
2005
9 Mos. 2006

16.7
18.0
47.5
64.9
2003
2004
2005
9 Mos. 2006

Everywhere. Every Day.

Cumulative
Free Cash Flow
$ in Millions
Strong Cash Earnings and Free Cash Flow
Cumulative
Cash Earnings
71.5
75.5
FY  2006
Estimate
Cumulative Free Cash Flow

CTS CORPORATION

366.1
270.9
252.9
261.0
253.0
204.2
2001
2002
2003
2004
2005
2006

-2.3%
-3.4%
2.9%
7.9%
11.5%
11.7%
2001
2002
2003
2004
2005
2006

211.6
186.9
210.1
270.3
364.5
277.9
2001
2002
2003
2004
2005
2006

5.0%
5.8%
5.2%
2.9%
2.8%
2.5%
2001
2002
2003
2004
2005
2006

Everywhere. Every Day.

Components & Sensors
EMS
SALES
$ in Millions
ADJUSTED
 SEGMENT
 OPERATING
EARNINGS
% OF SALES
9 Mos.
9 Mos.
9 Mos.
9 Mos.
Segment Performance

CTS CORPORATION

($ Millions, except adjusted EPS)	9 Mos. YTD 2006	2005	2004	2003	2002	2001
Net Sales	$482.1	$617.5	$531.3	$463.0	$457.8	$577.7
Adjusted Operating Earnings	$30.8	$39.1	$28.4	$18.4	$1.7	$2.2
Adjusted Operating Earnings % of Sales	6.4%	6.3%	5.3%	4.0%	0.4%	0.4%
Adjusted Net Earnings / (Loss)	$21.7	$25.6	$17.8	$8.1	($5.5)	($7.3)
Adjusted Net Earnings / (Loss) % of Sales	4.5%	4.1%	3.3%	1.7%	-1.2%	-1.3%
Adjusted EPS	$0.56	$0.65	$0.48	$0.24	($0.16)	($0.26)
Free Cash Flow	$17.4	$29.5	$1.3	$16.7	$11.3	($11.9)
Total Debt / Capitalization	17%	20%	24%	21%	27%	39%
Depreciation and Amortization	19.0	27.1	26.1	33.6	43.4	51.7
Adjusted EBITDA	$50.6	$67.2	$54.9	$52.1	$46.3	$54.7
Adjusted EBITDA % of Sales	10.5%	10.9%	10.3%	11.3%	10.1%	9.5%

Everywhere. Every Day.

Note:  Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.
Financial Summary

CTS CORPORATION

$ in Millions

	2006			2005				2004				2003		
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Sales	$165.7	$165.9	$150.5	$154.6	$149.2	$158.3	$155.3	$142.5	$129.1	$137.6	$122.1	$132.0	$108.5	$116.7
Adjusted Gross Margin Percentage	17.4%	20.8%	21.4%	21.3%	19.4%	20.4%	18.2%	21.0%	20.4%	21.0%	20.2%	20.8%	21.8%	21.0%
Adjusted Operating Earnings	$8.9	$10.5	$11.4	$13.9	$9.2	$10.3	$5.7	$9.7	$5.9	$7.9	$4.9	$7.4	$3.9	$4.5
Adjusted Operating Earnings % of Sales	5.4%	6.3%	7.6%	9.0%	6.2%	6.5%	3.7%	6.8%	4.6%	5.7%	4.0%	5.6%	3.6%	3.9%
Adjusted Net Earnings	$6.5	$7.4	$7.8	$9.2	$6.3	$6.7	$3.4	$6.6	$3.9	$4.8	$2.5	$3.9	$1.6	$2.0
Adjusted Net Earnings % of Sales	3.9%	4.5%	5.2%	6.0%	4.2%	4.3%	2.2%	4.6%	3.0%	3.5%	2.0%	3.0%	1.5%	1.7%
Depreciation and Amortization	$5.8	$6.6	$6.6	$7.2	$6.2	$6.8	$6.9	$6.4	$5.7	$6.7	$7.3	$8.1	$8.2	$8.5
Adjusted EBITDA	$15.1	$17.4	$18.1	$21.3	$15.7	$17.2	$13.0	$16.3	$11.9	$14.5	$12.2	$15.0	$12.5	$13.1
Adjusted EBITDA % of Sales	9.1%	10.5%	12.0%	13.8%	10.5%	10.9%	8.4%	11.4%	9.2%	10.5%	10.0%	11.4%	11.5%	11.2%
Reported EPS	$0.15	$0.16	$0.16	$0.22	$0.16	$0.10	$0.09	$0.17	$0.10	$0.18	$0.07	$0.11	$0.17	$0.06
Adjusted EPS	$0.17	$0.19	$0.20	$0.23	$0.16	$0.17	$0.09	$0.17	$0.10	$0.13	$0.07	$0.11	$0.05	$0.06

Everywhere. Every Day.

Note:  Data shown excludes restructuring costs, income tax adjustments related to repatriation and material asset gains.
Other Financial Data – Income Statement

CTS CORPORATION

$ in Millions

	2006			2005				2004				2003	
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3
Sales	$165.7	$165.9	$150.5	$154.6	$149.2	$158.3	$155.3	$142.5	$129.1	$137.6	$122.1	$132.0	$108.5
Accounts Receivable	$101.7	$104.6	$94.1	$91.3	$93.3	$89.6	$97.5	$84.1	$78.8	$82.5	$83.7	$72.3	$62.8
Inventories	$67.2	$65.0	$61.5	$60.6	$58.4	$58.5	$57.1	$42.7	$45.5	$44.5	$38.7	$31.9	$37.4
Accounts Payable	$75.6	$74.1	$62.7	$67.2	$66.6	$70.0	$72.7	$55.6	$59.5	$64.4	$59.1	$52.3	$47.3
Free Cash Flow	$5.8	$11.4	$0.2	$12.3	($1.5)	$10.8	$7.9	$1.7	$1.1	$7.2	($8.7)	$7.4	$6.9
Total Debt	$70.3	$76.4	$82.5	$81.8	$97.9	$88.9	$137.8	$97.5	$87.0	$85.0	$81.2	$75.9	$81.0
Equity	$349.8	$343.2	$336.2	$329.6	$324.2	$322.7	$324.3	$310.7	$303.6	$302.7	$296.4	$294.2	$285.6
Total Debt/Capitalization	17%	18%	20%	20%	23%	22%	30%	24%	22%	22%	22%	21%	22%

Everywhere. Every Day.

Other Financial Data –  Balance Sheet Metrics

APPENDIX

CTS Corporation
Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	2006 YTD	2006	2006	2006	2005	2005	2004	2003	2002			Full Year
	Q3	Q3	Q2	Q1	Q4	Q2	Q2	Q3	Q3	Q2	Q1	2005	2004	2003	2002	2001

Earnings per share	$0.48	$0.15	$0.16	$0.16	$0.22	$0.10	$0.18	$0.17	$(0.41)	$(0.08)	$(0.06)	$0.57	$0.53	$0.36	$(0.54)	$(1.61)

Tax affected charges (credits) to reported earnings per share:
Restructuring, restructuring-related, and asset impairment charges	$0.08	0.02	0.03	0.04				0.10	0.41	0.01	0.02			0.10	0.45	1.35
Customer reimbursement											(0.07)				(0.07)
Gain on sale of excess equipment less LTCC severance					(0.02)							(0.02)
Gain on sale of excess Canadian land							(0.05)						(0.05)
Total tax affected adjustments to reported earnings per share	0.08	0.02	0.03	0.04	(0.02)	-	(0.05)	0.10	0.41	0.01	(0.05)	(0.02)	(0.05)	0.10	0.38	1.35

Tax impact of cash repatriation					0.03	0.11						0.14
Impact of reversal of tax reserves						(0.04)		(0.22)				(0.04)		(0.22)

Adjusted earnings per share	$0.56	$0.17	$0.19	$0.20	$0.23	$0.17	$0.13	$0.05	$-	$(0.07)	$(0.11)	$0.65	$0.48	$0.24	$(0.16)	$(0.26)

CTS Corporation
Reconciliation of Operating Expenses to Adjusted Operating Expenses
($ in millions)

	Full Year
	2005	2004	2003	2002

Selling, general and administrative expenses	$68.0	$63.5	$56.9	$63.3
Research and development expenses	17.1	19.0	21.5	24.1
Restructuring, restructuring-related, and asset impairment charges	-	-	4.6	18.3
Gain on sales of assets	(3.1)	(3.9)	-	-

Total reported operating expenses	82.0	78.6	83.0	105.7

Less restructuring and impairment charges		-	4.6	18.3
Less gain on sale of excess equipment less LTCC severance	(1.2)
Less gain on sale of excess Canadian land		(2.7)	-	-

Adjusted operating expenses	$83.2	$81.3	$78.4	$87.4

Adjusted operating expenses as percentage of total sales	13.5%	15.3%	16.9%	19.1%

CTS Corporation
Free Cash Flow
($ in millions)

	2006 YTD	2006			2005				2004				2003		Full Year
	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	2005	2004	2003	2002	2001

Cash flows provided from (used by) operations	$28.5	$11.1	$14.8	$2.6	$14.8	$5.1	$13.7	$10.9	$4.3	$5.0	$11.4	$(6.7)	$10.2	$8.6	$44.5	$14.0	$25.7	$24.1	$65.8
Capital expenditures	$(11.1)	(5.3)	(3.4)	(2.4)	(2.5)	(6.6)	(2.9)	(3.0)	(2.6)	(3.9)	(4.2)	(2.0)	(2.8)	(1.7)	(15.0)	(12.7)	(9.0)	(12.8)	(77.7)

Free cash flow	$17.4	$5.8	$11.4	$0.2	$12.3	$(1.5)	$10.8	$7.9	$1.7	$1.1	$7.2	$(8.7)	$7.4	$6.9	$29.5	$1.3	$16.7	$11.3	$(11.9)

CTS Corporation
Cumulative Free Cash Flow
($ in millions)

	Cumulative Est. (1)	Est Full Year (1)	Cumulative	YTD Q3	Cumulative	Full Year	Cumulative	Full Year	Full Year
	(2003 - 2006 est.)	2006	(2003 - 9 months 2006)	2006	(2003-2005)	2005	(2003-2004)	2004	2003

Net earnings			$73.3	$18.5	$54.8	$22.2	$32.6	$20.0	$12.6
Depreciation and amortization			105.8	19.0	86.8	27.1	59.7	26.1	33.6
Restructuring and impairment charges			7.9	3.3	4.6	-	4.6	-	4.6
Gain on asset sales			(9.1)	(2.1)	(7.0)	(3.1)	(3.9)	(3.9)	-
Deferred income taxes			9.6	-	9.6	9.1	0.5	0.2	0.3
Equity-based compensation and other			7.9	2.9	5.0	2.7	2.3	1.7	0.6
Cumulative prepaid pension asset			(36.4)	(4.7)	(31.7)	(8.7)	(23.0)	(10.9)	(12.1)
Cash earnings			159.0	36.9	122.1	49.3	72.8	33.2	39.6

Working capital & other			(46.3)	(8.4)	(37.9)	(4.8)	(33.1)	(19.2)	(13.9)
Cash flow from operations			112.7	28.5	84.2	44.5	39.7	14.0	25.7

Capital expenditures			(47.8)	(11.1)	(36.7)	(15.0)	(21.7)	(12.7)	(9.0)
Free cash flow	$75.5 - $71.5	$10.6 - $6.6	$64.9	$17.4	$47.5	$29.5	$18.0	$1.3	$16.7

(1) Estimate as of 11/21/2006

CTS Corporation
Definition of Financial Term-"Total Debt to Capitalization"
($ in millions)

	2006			2005				2004				2003	2003	2002	2001	2000
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q4	Q4	Q4

Notes payable	$9.5	$12.1	$14.1	$13.3	$3.0	$3.0	$3.5	$3.3	$-	$-	$-	$-	$-		$-	$7.4
Current portion of long-term debt	0.2	0.2	0.2	0.2	0.2	0.3	0.4	-	-	-	-	-	-	28.4	27.5	10.0
Long-term debt	60.6	64.2	68.2	68.3	94.7	85.6	133.9	94.2	87.0	85.0	81.2	75.9	81.0	67.0	125.0	178.0

Total debt	70.3	76.5	82.5	81.8	97.9	88.9	137.8	97.5	87.0	85.0	81.2	75.9	81.0	95.4	152.5	195.4
Total shareholders' equity	349.8	343.2	336.2	329.6	324.2	322.7	324.3	310.7	303.6	302.7	296.4	294.2	285.6	265.0	242.9	246.4

Total capitalization	$420.1	$419.7	$418.7	$411.4	$422.1	$411.6	$462.1	$408.2	$390.6	$387.7	$377.6	$370.1	$366.6	$360.4	$395.4	$441.8

Total debt to capitalization	16.7%	18.2%	19.7%	19.9%	23.2%	21.6%	29.8%	23.9%	22.3%	21.9%	21.5%	20.5%	22.1%	26.5%	38.6%	44.2%

CTS Corporation
Reconciliation of Operating Earnings to Adjusted Operating Earnings
($ in millions)
	YTD
	2006	2006	2006	2006	2005	2004	2003	Full Year
	Q3	Q3	Q2	Q1	Q4	Q2	Q3	2005	2004	2003	2002	2001

Operating earnings (loss)	$26.5	$8.1	$9.1	$9.3	$15.1	$10.6	$(0.7)	$40.3	$31.1	$13.8	$(14.8)	$(48.5)

Charges (credits) to reported operating earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	4.3	0.8	1.4	2.1			4.6			4.6	19.6	50.7
Customer reimbursement											(3.1)
Gain on sale of excess equipment less LTCC severance					(1.2)			(1.2)
Gain on sale of excess Canadian land						(2.7)			(2.7)

Total adjustments to reported operating earnings (loss)	4.3	0.8	1.4	2.1	(1.2)	(2.7)	4.6	(1.2)	(2.7)	4.6	16.5	50.7

Adjusted operating earnings, excluding the above referenced items	$30.8	$8.9	$10.5	$11.4	$13.9	$7.9	$3.9	$39.1	$28.4	$18.4	$1.7	$2.2

Adjusted operating earnings, excluding the above reference items, as a percentage of
total sales	6.4%	5.4%	6.3%	7.6%	9.0%	5.7%	3.6%	6.3%	5.3%	4.0%	0.4%	0.4%

CTS Corporation
Reconciliation of Net Earnings to Adjusted Net Earnings
($ in millions)

	2006 YTD	2006			2005	2005	2004	2003	Full Year
	Q3	Q3	Q2	Q1	Q4	Q2	Q2	Q3	2005	2004	2003	2002	2001

Net earnings (loss)	$18.5	$5.9	$6.3	$6.2	$8.6	$3.9	$6.9	$6.1	$22.2	$19.9	$12.6	$(17.9)	$(45.4)

Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	4.3	0.8	1.4	2.1				4.6			4.6	19.6	50.7
Customer reimbursement												(3.1)
Gain on sale of excess equipment less LTCC severance					(1.2)				(1.2)
Gain on sale of excess Canadian land							(2.7)			(2.7)
Total adjustments to reported net earnings (loss)	4.3	0.8	1.4	2.1	(1.2)	-	(2.7)	4.6	(1.2)	(2.7)	4.6	16.5	50.7
Total adjustments, tax affected	3.2	0.6	1.1	1.6	(0.9)	-	(2.1)	3.4	(0.9)	(2.1)	3.4	12.4	38.1

Tax impact of cash repatriation, net of tax benefit relating to reversal
of income tax reserves in certain foreign jurisdictions					1.5	4.5			6.0
Impact of reversal of tax reserves						(1.7)		(7.9)	(1.7)		(7.9)

Adjusted net earnings (loss)	$21.7	$6.5	$7.4	$7.8	$9.2	$6.7	$4.8	$1.6	$25.6	$17.8	$8.1	$(5.5)	$(7.3)

Adjusted net earnings (loss) as a percentage of total sales	4.5%	3.9%	4.5%	5.2%	6.0%	4.3%	3.5%	1.5%	4.1%	3.3%	1.7%	-1.2%	-1.3%

CTS Corporation
Reconciliation of Gross Margin to Adjusted Gross Margin
($ in millions)

	Q2	Q1
	2006	2006

Gross Margin	$34.0	$32.1

Charges (credits) to reported gross margin:
Restructuring-related costs included in cost of goods sold	0.5	0.2

Total adjustments to reported gross margin	0.5	0.2

Adjusted gross margin	$34.5	$32.3

Adjusted gross margin as a percentage of total sales	20.8%	21.4%

CTS Corporation
ADJUSTED EBITDA
($ in millions)

	YTD 2006	2006			2005				2004				2003			Full Year
	Q3	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	2005	2004	2003	2002	2001
Net earnings (loss)	$18.5	$5.9	$6.4	$6.2	$8.6	$6.3	$3.9	$3.4	$6.6	$3.9	$6.9	$2.5	$3.9	$6.1	$2.0	$22.2	$19.9	$12.6	$(17.9)	$(45.4)

Depreciation and amortization expense	19.0	5.8	6.6	6.6	7.2	6.2	6.8	6.9	6.4	5.7	6.7	7.3	8.1	8.2	8.5	27.1	26.1	33.6	43.4	51.7
Interest expense	2.9	0.8	1.0	1.1	1.3	1.3	1.6	1.7	1.3	1.1	1.6	1.5	1.7	2.1	1.9	5.9	5.5	7.6	10.2	12.8
Tax expense (benefit)	5.9	1.9	1.9	2.1	5.4	1.9	4.9	1.0	2.0	1.2	2.0	0.9	1.3	(8.5)	0.7	13.2	6.1	(6.3)	(5.9)	(15.1)

EBITDA	$46.3	$14.4	$15.9	$16.0	$22.5	$15.7	$17.2	$13.0	$16.3	$11.9	$17.2	$12.2	$15.0	$7.9	$13.1	$68.4	$57.6	$47.5	$29.8	$4.0

Charges (credits) to EBITDA:
Restructuring, restructuring-related, and asset impairment charges	4.3	0.7	1.5	2.1										4.6				4.6	19.6	50.7
Customer reimbursement																			(3.1)
Gain on sale of excess equipment less LTCC severance					(1.2)											(1.2)
Gain on sale of excess Canadian Land											(2.7)						(2.7)

Total adjustments to reported EBITDA	4.3	0.7	1.5	2.1	(1.2)	-	-	-	-	-	(2.7)			4.6		(1.2)	(2.7)	4.6	16.5	50.7

Adjusted EBITDA	$50.6	$15.1	$17.4	$18.1	$21.3	$15.7	$17.2	$13.0	$16.3	$11.9	$14.5	$12.2	$15.0	$12.5	$13.1	$67.2	$54.9	$52.1	$46.3	$54.7

Adjusted EBITDA % of total sales	10.5%	9.1%	10.5%	12.0%	13.8%	10.5%	10.9%	8.4%	11.4%	9.2%	10.5%	10.0%	11.4%	11.5%	11.2%	10.9%	10.3%	11.3%	10.1%	9.5%